UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) August 7, 2008

CYBERMESH INTERNATIONAL CORP. (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52207
(Commission File Number)

98-0512139
(IRS Employer Identification No.)

200 – 245 East Liberty Street, Reno, Nevada 89501
(Address of principal executive offices and Zip Code)

604.893.8778
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 4, 2008, Mdm. Liu Mei Yu was appointed president, secretary, treasurer and a director of our company. As a result of the appointment of Mdm Liu Mei Yu, Dudley Delapenha resigned as our president, chief financial officer, secretary and director.

Our board of directors now solely consists of Mdm. Liu Mei Yu.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERMESH INTERNATIONAL CORP.

/s/ Liu Mei Yu
Liu Mei Yu
President and Chief Executive Officer

August 7, 2008

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